Accounts Receivable, Net: Schedule of Accounts and Notes Receivable (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Accounts receivable, Gross, Domestic customers	$ 516,584	$ 392,219
Accounts receivable, Gross, Foreign customers	358,942	189,673
Total Accounts Receivable, Gross	875,526	581,892
Allowance for doubtful receivables	(50,966)	(52,785)	(66,764)	(110,613)
Total Accounts Receivable, Net	$ 824,560	$ 529,107